CubeSmart®

Investor Presentation

November 2013

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and under the caption "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Introduction to CubeSmart

Self-storage REIT with expansive national platform

Facilities[1]	Owned	Managed
497	**361**	**136**



Seattle
Portland
Boise
Sacramento
Oakland
San Jose
Fresno
Las Vegas
Los Angeles
Long Beach
San Diego
Phoenix
Mesa
Tucson
El Paso
Albuquerque
Salt Lake City
Denver
Colorado Springs
Minneapolis
Sioux Falls
Omaha
Des Moines
Kansas City
Wichita
Tulsa
Oklahoma City
Fort Worth
Dallas
Austin
San Antonio
Houston
Little Rock
Memphis
Birmingham
Atlanta
Jackson
New Orleans
Nashville
Milwaukee
Chicago
Detroit
Toledo
Cleveland
Indianapolis
Saint Louis
Louisville
Cincinnati
Columbus
Pittsburgh
Philadelphia
Buffalo
Newark
Baltimore
Virginia Beach
Charlotte
Jacksonville
Miami
Manchester
Boston
Providence
Owned
Managed

CUBE LISTED NYSE

Total Market Cap[2]
$3.6 billion

Headquarters
Wayne, PA

CUBESMART

1) Property count as of September 30, 2013.
2) As of September 30, 2013. Market value of common and preferred equity. Book value of debt.

Self-Storage Industry Overview



Attractive industry with favorable economic characteristics

Broadening Demand Profile
- Broad tenant diversification
- Demand driven by mobility, life change

Strong Cash Flow
- High operating margins
- Low cap-ex requirements

Fragmented Ownership
- Opportunity for consolidation
- Unsophisticated competition

Positive Trends
- Limited new supply
- REIT market share gains

Long-Term Vision for Value Creation

A balanced and disciplined approach


Organic Growth

Maximize portfolio value through continued focus on customer service and operational advancement


External Growth

Continue to **prudently build a portfolio of high-quality assets**, with focused exposure in core markets


Financial Flexibility

Maintain investment grade balance sheet that affords broad access to the full array of capital sources

Year-to-Date 2013 Highlights

As of September 30, 2013, unless stated otherwise

Executing on strategic objectives


Organic
Growth

Same-Store Results:

NOI[1]	**+10.1%**
Revenue	**+7.6%**
Expenses	**+3.1%**
NOI Margin	**67%** (+150 bps)


External
Growth

$312 million in acquisitions[2]

$126 million in dispositions[2]

14 new third-party management contracts


Financial
Flexibility

Improved terms on bank financing agreements totaling **$800 million**

$53 million in "at-the-market" equity offering proceeds

Investment grade balance sheet: **BBB-/Baa3**

CUBESMART

1) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart's public filings for a detailed explanation of NOI and how it reconciles to GAAP.
2) Represents transactions closed and announced and under contract as of November 7, 2013.

Resulting Performance


Organic Growth


External Growth


Financial Flexibility

FFO Per Share[1] Growth

+31%, year to date[2]

1) Funds from operations, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to GAAP.
2) Year-over-year growth for the year to date through September 30, 2013.

Robust Performance Trends

Continuation of meaningful occupancy gains


+480 bps, year over year
90.0%
90.0%
85.0%
80.0%
75.0%
2011
2012
2013
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
Same-Store Occupancy[1]

CUBESMART

1) Occupancy at period end. 2012 and 2013 data reflects that of the current same-store pool, as constituted on September 30, 2013. Occupancies prior to 2012 reflect those of the 2012 same-store pool, as constituted on December 31, 2012.

Robust Performance Trends *(continued)*

Historically strong revenue and NOI gains



Same-Store Revenue Growth[1]
As Reported
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.6%
3.8%
7.6%
2011
2012
2013 YTD
Same-Store Revenue Growth, As Reported



Same-Store NOI Growth[1,2]
As Reported
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.7%
6.0%
10.1%
2011
2012
2013 YTD
Same-Store NOI Growth, As Reported

1) Data reflects year-over-year growth rates of the same-store pool as constituted at the time of reporting for each respective period shown.
2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart's public filings for a detailed explanation of NOI and how it reconciles to GAAP.

2013 Full-Year Outlook

Continuation of operational strength

Full-Year Guidance[1]		
FFO[2] per Share	**$0.90 to $0.91**	▪ Represents 22% annual growth at the midpoint
Same-Store Guidance Components:		
NOI Growth	**8.75% to 9.25%**	▪ Above historical industry averages
Revenue Growth	**7.0% to 7.5%**	▪ Acceleration from 3.8% in 2012 ▪ Fueled by occupancy gains
Expense Growth	**3.5% to 4.0%**	▪ Contemplates meaningful increases in real estate taxes

1) As provided in the Company's Earnings Release dated November 7, 2013.
2) Funds from operations, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to GAAP.

An Award-Winning Service Culture

Redefining service in the self-storage industry


2013
GOLD
STEVIE® WINNER
FOR SALES &
CUSTOMER SERVICE
STEVIE® AWARD

Winner of 3 Gold Stevie® Awards

- Contact Center of the Year
- Innovation in Customer Service
- Customer Service Department of the Year


WINNER
ISS INSIDE SELF-STORAGE 2012
BEST OF BUSINESS
BEST CUSTOMER SERVICE


WINNER
ISS INSIDE SELF-STORAGE 2013
BEST OF BUSINESS
BEST CALL-CENTER SERVICES

Winner of Inside Self-Storage Best of Business Awards

- 2012 Best Customer Service
- 2013 Best Call-Center Services

Performance Fueled by Innovation

Enhancing the Customer experience at all points of engagement through proprietary systems and processes

Attraction	Reservation	Rental	Continued Engagement

Attraction

Internet Marketing



Revenue Management



Reservation

Sales Center



Website



Rental

In-Store Experience



Paperless Leasing



Continued Engagement

Customer Service


2013
GOLD
STEVIE® WINNER
FOR SALES &
CUSTOMER SERVICE

Real-Time Reporting



High-Quality Portfolio

Significant evolution over past six years



$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
Realized Rent Per Occ Sq Ft 1
Acquisitions
2008 – November 2013 2
Total Portfolio
November 2013 2
Total Portfolio
January 2008
Evolution
Dispositions, 2008 – November 2013 2
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
Population
(3-Mile Radius, Weighted by Revenue)

Note: Bubbles sized by revenue.

1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period.

2) Includes transactions closed and announced and under contract as of November 7, 2013.

Prudent Portfolio Repositioning

Focus on building depth in attractive, high-barrier-to-entry markets

Investment Activity Since 2008



Seattle
Portland
Sacramento
San Francisco
Oakland
San Jose
Fresno
Los Angeles
Long Beach
San Diego
Las Vegas
Phoenix
Mesa
Tucson
Salt Lake City
Denver
Colorado Springs
Albuquerque
El Paso
Dallas
Fort Worth
Austin
San Antonio
Houston
Oklahoma City
Tulsa
Wichita
Kansas City
Omaha
Des Moines
Minneapolis
Sioux Falls
Milwaukee
Chicago
Detroit
Indianapolis
Saint Louis
Louisville
Cincinnati
Columbus
Memphis
Little Rock
Nashville
Birmingham
Atlanta
Jackson
New Orleans
Charlotte
Columbia
Jacksonville
Miami
Pittsburgh
Philadelphia
Washington
Virginia Beach
Buffalo
Newark
New York
Bridgeport
Boston
Providence
Acquisitions, 2008 – November 2013
Dispositions, 2008 – November 2013

Acquisitions[1]

$1.3 billion

128 Stores

Dispositions[1]

$421 million

138 Stores

CUBESMART

1) Transactions closed or announced and under contract from 2008 through November 7, 2013.

Focused Exposure to Core Investment Markets

Core investment markets represent 70% of portfolio NOI[1]


Geographic Exposure
% of portfolio NOI[1]
New York / Northern NJ
Major Texas Markets
Baltimore / DC
Miami / Ft. Lauderdale
Chicago
LA / San Diego / Orange Co.
Atlanta
Philadelphia / Southern NJ
Phoenix-Mesa, AZ
Denver, CO
Boston
San Francisco / Oakland
Other Markets

CUBESMART

1) Pro forma net operating income; including acquisitions announced and under contract as of November 7, 2013.

Investment Grade Balance Sheet

Objective of funding growth in manner that maintains or improves metrics

Investment Grade Rating

As of September 30, 2013

STANDARD & POOR'S — **BBB-** (Stable)

Moody's — **Baa3** (Positive)

Conservative Metrics

As of September 30, 2013

Debt / Gross Assets	**40%**
Debt + Preferred / Gross Assets	**43%**
Debt / EBITDA	**5.8x**
Debt + Preferred / EBITDA	**6.2x**
Secured Debt / Gross Assets	**8%**

Well-Staggered Debt Maturity Schedule

As of September 30, 2013



(in thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Unsecured
Secured
$6,678
$106,562
$88,781
$20,396
$88,300
$200,000
$215,050
$315,059
2013
2014
2015
2016
2017
2018
2019
2020 and thereafter

Weighted Average Maturity **5.2 Years**

CUBESMART

Flexibility to Support Growth

Capital structure affords access to full spectrum of capital sources

Capital Structure

As of September 30, 2013


% of Total Market Capitalization[1]
100%
75%
50%
25%
0%
Common Equity 69%
Preferred Equity 2%
Public Unsecured Debt 7%
Unsecured Bank Debt 16%
Secured Debt 6%

	Private	Public
Equity	▪ OP Units ▪ Free Cash Flow ▪ Strategic Dispositions ▪ Joint Venture Investment	▪ Follow-on Common Equity Offering ▪ At-The-Market Equity Program ▪ Preferred Equity
Debt	▪ Unsecured Bank Financing ▪ Private Placement of Unsecured Debt ▪ CMBS / Secured Debt	▪ Public Unsecured Debt

1) Market value of common equity. Book value of preferred equity and debt.

Summary

- Limited new supply, a widening competitive divide between large and small operators, and **continuing industry consolidation**

- **Robust organic growth** fueled by a focus on customer service and continued enhancement of operational infrastructure

- **Meaningful external growth** through a disciplined investment process and a competitive and expanding third party management platform

- Strategic growth objectives are **supported by a healthy balance sheet** and access to a broad array of capital sources



CUBESMART®

Investor Relations Contact
Daniel Ruble, CFA
Vice President, Finance
460 E. Swedesford Rd.
Suite 3000
Wayne, PA 19087
610.293.5700
druble@cubesmart.com